UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2022

Landos Biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39971	81-5085535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Kraft Drive, Suite 216 Blacksburg, Virginia	24060
(Address of Principal Executive Offices)	(Zip Code)

(540) 218-2232

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	LABP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) Chief Financial Officer Update

On May 15, 2022 (the “Effective Date”), Patricia Bitar’s employment as Interim Chief Financial Officer of Landos Biopharma, Inc. (the “Company”) concluded. The conclusion of Ms. Bitar’s employment as of the Effective Date is consistent with the terms of her interim employment agreement, previously filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K (File No. 001-39971) for the year ended December 31, 2021.

(c) Principal Accounting Officer Appointment

On May 16, 2022, the Company appointed Patrick Truesdell to serve as principal accounting officer, effective immediately.

Patrick Truesdell, age 41, has served as the Company’s vice president and controller since May 2022. Prior to joining the Company, Mr. Truesdell served as Vice President, Finance and Controller at Gemini Therapeutics, Inc. from October 2021 through April 2022. Prior to that, Mr. Truesdell served as the corporate controller for PhaseBio Pharmaceuticals, Inc. from November 2018 through October 2021. Mr. Truesdell also held various financial management roles at Vital Therapies, Inc. from July 2015 to November 2018. Mr. Truesdell received a BBA and an MBA from the University of Iowa Tippie College of Business and a Master’s degree in accounting from the University of Illinois at Chicago.

There are no arrangements or understandings between Mr. Truesdell and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Mr. Truesdell and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Mr. Truesdell requiring disclosure under Item 404(a) of Regulation S-K.

(c) Principal Financial Officer Appointment

On May 16, 2022, the Company appointed Tim M. Mayleben, the Company’s interim president and chief executive officer, to also serve as principal financial officer, effective immediately.

There are no arrangements or understandings between Mr. Mayleben and any other person pursuant to which he was selected as principal financial officer, and there is no family relationship between Mr. Mayleben and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Mr. Mayleben requiring disclosure under Item 404(a) of Regulation S-K. Biographical information about Mr. Mayleben is contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landos Biopharma, Inc.

Dated: May 19, 2022	By:	/s/ Tim M. Mayleben
Tim M. Mayleben
President and Chief Executive Officer